UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 14, 2014

XCEL BRANDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-31553	76-0307819
(Commission File Number)	(IRS Employer Identification No.)
475 10th Avenue, 4th Floor, New York, NY (Address of Principal Executive Offices)	10018 (Zip Code)

(347) 727-2474

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 24, 2013, Xcel Brands, Inc. (the “Company”, IM Brands, LLC., a wholly-owned subsidiary of the Company (“IMB”, together with the Company, the “Buyers”), IM Ready-Made, LLC (the “Seller”), Isaac Mizrahi (“Mizrahi”) and Marissa Gardini (“Gardini” and, together with Mizrahi, the “Individuals”) entered into the Fifth Amendment (the “Fifth Amendment”) to the Asset Purchase Agreement dated as of May 19, 2011 (the “Agreement”). On March 14, 2014, the Buyers, the Sellers and Individuals amended and restated the Fifth Amendment (the “Amendment”). Pursuant to the Amendment, the Seller and the Individuals acknowledge and agreed that no Earn-Out Shares (as defined in the Agreement) were earned for the twelve month periods ended September 30, 2013 and ending September 30, 2014, regardless of whether the criteria for the issuance of such shares are or shall in the future be satisfied. As partial consideration for the execution of the Amendment, (i) the original promissory note issued pursuant to the agreement (the “Original Note”) was amended and restated as previously described in the Current Report on Form 8-K for the event dated December 31, 2013 (the “December 2013 Form 8-K”) (the “New Note”), (ii) the Voting Agreement entered into in connection with the Agreement was amended and restated (the “Amended and Restated Voting Agreement”) as previously described in the December Form 8-K and (iii) the Company agreed to pay to the Seller $315,000.

On March 14, 2014, the Company and Gardini entered into a new Employment Agreement (the “Employment Agreement”). Pursuant to the Employment Agreement, Gardini (i) resigned from all positions as an officer and director of the Company, (ii) will continue to be employed by the Company on an “at will basis” and (iii) will receive a monthly salary of $1,500 and commissions equal to five percent (5%) of Net Revenues (as defined in the Employment Agreement) derived from transactions entered into by the Company with third parties introduced to the Company by Gardini.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 14, 2014, Marissa Gardini resigned as Executive Vice President of Strategic Planning and Marketing of the Company.

Item 9.01 Financial Statements and Exhibits

Exhibit	Description
No. 10.1	Amended and Restated Fifth Amendment entered into on March 14, 2014 and effective December 24, 2013, to Asset Purchase Agreement dated as of May 29, 2011, as previously amended.
No. 10.2	Employment Agreement between the Company and Marissa Gardini dated as of February 1, 2014 and entered into on March 14, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

XCEL BRANDS, INC.
(Registrant)

By:	/s/ Seth Burroughs
Name: Seth Burroughs
Title: Executive Vice President

Date: March 20, 2014